                                                                   Exhibit 10.17


                                 AMENDMENT NO. 1


                  AMENDMENT NO. 1 ("AMENDMENT NO. 1") dated as of December 17, 1999 to the Credit Agreement dated as of August 16, 1999 (as amended, amended and restated or otherwise modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT") among Quest Diagnostics Incorporated (the "BORROWER"); the guarantors party thereto (the "GUARANTORS"); certain lenders (the "LENDERS"); Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH"), as joint lead arranger; Banc of America Securities LLC, as joint lead arranger (in such capacity, together with its successors and Merrill Lynch together with its successors in its capacity as joint lead arranger, the "JOINT LEAD ARRANGERS"); Bank of America, N.A., as administrative agent ("ADMINISTRATIVE AGENT"); Wachovia Bank, N.A. ("WACHOVIA"), as co-documentation agent; The Bank of New York, as co-documentation agent (in such capacity, together with Wachovia as co-documentation agent, the "CO-DOCUMENTATION AGENTS"); and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agent (in such capacity, together with its successors in such capacity, the "SYNDICATION AGENT"). Capitalized terms not otherwise defined in this Amendment No. 1 have the same meaning assigned to such terms in the Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, pursuant to Section 12.04 of the Credit Agreement, the Obligors and the Majority Lenders hereby agree to amend or waive certain provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE - AMENDMENT. The Lenders and Agents amend, effective as of the date hereof and subject to the satisfaction of the conditions in Section Two hereof the following:

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                                      -2-

           (a) Section 9.08(A)(c) is amended by inserting "(i)" after "Indebtedness and Contingent Obligations of" at the beginning of this subsection and by adding the following immediately after the end of this subsection before the semicolon:

                  "and (ii) any Company to any Receivables Co. in connection with any Permitted Receivables Transaction; PROVIDED, HOWEVER, that such Indebtedness and Contingent Obligations shall be subordinated to the Obligations and on terms and conditions acceptable to Joint Lead Arrangers"

             (b) Section 9.08(A)(i) is amended by adding the following immediately prior to the proviso thereto:

                  "(and, notwithstanding any provision of any Security Document to the contrary, any Indebtedness incurred under this Section 9.08(A)(i)(ii) need not be pledged to the Creditors nor do the Creditors have any security interest therein pursuant to the Credit Documents)"

             (c) Section 9.21 is amended by adding the following at the end thereof as a new paragraph:

                  "Notwithstanding any provision to the contrary, this Section
                  9.21 does not apply to any Indebtedness incurred pursuant to
                  Section 9.08(A)(c) or Section 9.08(A)(i)(ii)"

                  SECTION TWO - CONDITIONS TO EFFECTIVENESS. This Amendment No. 1 shall become effective as of the date first above written when, and only when, Administrative Agent shall have received counterparts of this Amendment No. 1 executed by each Obligor and the Majority Lenders or, as to any of the Lenders, advice satisfactory to Administrative Agent that such Lender has executed this Amendment No. 1.

                  SECTION THREE - REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and Agents to enter into this

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                                      -3-

Amendment No. 1, each Obligor represents and warrants to each of the Lenders and Agents that after giving effect to this Amendment No. 1, (i) no Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties of Borrower and the other Obligors in the Credit Agreement, after giving effect to this Amendment No. 1, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  SECTION FOUR - REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE SECURITY AGREEMENT. On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement or the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement or the Security Agreement, respectively, and each reference in each of the other Credit Documents to "the Credit Agreement", "the Security Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement or the Security Agreement, shall mean and be a reference to the Credit Agreement or the Security Agreement, respectively, as amended by this Amendment No. 1. The Credit Agreement, the Security Agreement, and each of the other Credit Documents, as specifically amended by this Amendment No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Credit Documents, in each case as amended by this Amendment No. 1. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

                  SECTION FIVE - COSTS, EXPENSES AND TAXES. The Obligors agree to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 1 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 12.03 of the Credit Agreement.

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                                      -4-

                  SECTION SIX - EXECUTION IN COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

                  SECTION SEVEN - GOVERNING LAW. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law).

                  [Remainder of Page Intentionally Left Blank]



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                                       S-1

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       QUEST DIAGNOSTICS INCORPORATED


                                       By:
                                          ---------------------------------
                                           Name:
                                           Title:


                                       GUARANTORS:

                                         SBCL, Inc. (DE)
                                         SmithKline Beecham Clinical
                                           Laboratories, Inc. (DE)
                                         Quest Diagnostics Incorporated (CA)
                                         Quest Holdings Incorporated (MD)
                                         Quest Diagnostics Incorporated (MD)
                                         Quest Holdings Incorporated (MI)
                                         Quest Diagnostics LLC (IL)
                                         Quest Diagnostics Incorporated (MI)
                                         Quest Diagnostics
                                         Incorporated (CT)
                                         Quest Diagnostics Incorporated (MA)
                                         Quest Diagnostics of Pennsylvania Inc.
                                           (DE)
                                         Quest Diagnostics Incorporated (OH)
                                         MetWest Inc. (DE)
                                         Nichols Institute Diagnostics (CA)
                                         DPD Holdings, Inc. (DE)
                                         Diagnostics Reference Services Inc.
                                           (MD)
                                         Laboratory Holding Incorporated (MA)
                                         Quest MRL Inc. (DE)

                                         Each as a Guarantor and Pledgor


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

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                                       S-2

                                        QUEST DIAGNOSTICS INVESTMENTS
                                        INCORPORATED

                                        QUEST DIAGNOSTICS FINANCE
                                        INCORPORATED

                                        Each as a Guarantor and Pledgor

                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                        PATHOLOGY BUILDING PARTNERSHIP, by
                                            Quest Diagnostics Incorporated
                                            (MD), as General Partner



                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

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                                      S-3

                                        AGENTS:

                                          MERRILL LYNCH & CO.
                                          MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED,
                                          as Joint Lead Arranger and
                                          Syndication Agent


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                        BANC OF AMERICA SECURITIES LLC,
                                        as Joint Lead Arranger


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                         WACHOVIA BANK, N.A.,
                                         as Co-Documentation Agent


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                        THE BANK OF NEW YORK,
                                        as Co-Documentation Agent

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                                      S-4


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                            ---------------------------------,
                                              as a Lender (please type)


                                        By:
                                            ---------------------------------
                                            Name:
                                            Title: